Exhibit 99.2

Q3 FISCAL 2007 EARNINGS October 24, 2007

SAFE HARBOR: FORWARD LOOKING STATEMENTS During the course of today's presentation, our executives will make forward-looking statements including statements regarding the expansion of Business Objects' solution offerings through numerous new product launches and extended and new alliances, the potential changes in customer buying behavior resulting from the pending transaction with SAP, the anticipated impact of the transaction on our expenses and the uncertainty regarding the timing of the closing of the tender offer. Actual events or results may differ materially from those described in this presentation due to a number of risks and uncertainties. These potential risks and uncertainties include, among others: the impact of the proposed acquisition on Business Objects' financial results, including expenses; SAP's and Business Objects' ability to complete the proposed transaction, including the outcome of regulatory reviews of the proposed transaction; the failure to retain key Business Objects employees; customer and partner uncertainty regarding the anticipated benefits of the proposed transaction; SAP's and Business Objects' ability to achieve the anticipated synergies of the proposed transaction; Business Objects' ability to attract and retain customers for its end-to-end BI solutions; market acceptance of new products; Business Objects' and Adobe's ability to fulfill the joint initiatives established under their new strategic alliance arrangement; and other risks as detailed in Business Objects' SEC filings, including its Form 10-K for the year ended December 31, 2006 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, which are on file with the SEC and available at the SEC's website at www.sec.gov. Business Objects is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

USE OF NON-GAAP FINANCIAL MEASURES Today we will be discussing our results on a US GAAP as well as a non-GAAP basis. These non-GAAP results, also sometimes called pro forma results, exclude write-off of in process research and development charges, amortization of purchased intangibles, stock based compensation expense, and other non-recurring or non-cash charges. We use these additional non-GAAP measures as we believe they give useful operating information in addition to the US GAAP results. A reconciliation of US GAAP to non-GAAP financial statements is available in our press release and on our investor relations webpage at: www.businessobjects.com/company/investors.

FINANCIAL RESULTS Jim Tolonen Chief Financial Officer

Q3 FISCAL 2007 KEY FIGURES Growth Preliminary Q3 2007 $ in millions, except EPS Q3 2007 Q3 2006 Y/Y (CC) Results Guidance Total Revenues $369 $310 19% (15%) $366 - 370 $382 - 387 US GAAP Results Operating Margin 3% 10% Tax Rate 50% 43% 43% Net Income * $6 $20 -68% Fully Diluted EPS $0.07 $0.21 -68% $0.04 - 0.06 $0.16 - 0.20 Non-GAAP Results Operating Margin 15% 17% Tax Rate 33% 33% 33% Net Income $38 $39 -2% Fully Diluted EPS $0.39 $0.41 -4% $0.36 - 0.39 $0.43 - 0.47 * Q3 2007 US GAAP Net Income includes approximately $7 million of legal contingency reserve for the final settlement of the litigation with Decision Warehouse.

REVENUE ANALYSIS License Maintenance Global Services Rev. Mix 139 163 67 Q3 Fiscal 2007 Total Revenue = $369M (+19% Y/Y, +15% in CC*) Americas EMEA APJ Rev. Mix 198 145 26 Americas ($198M) +13% Y/Y EMEA ($145M) +29% Y/Y +21% in CC* APJ ($26M) +16% Y/Y * Growth rates in constant currencies (CC) License ($139M) +6% Y/Y +2% in CC* Maintenance ($163M) +27% Y/Y +22% in CC* Global Services ($67M) +34% Y/Y +31% in CC*

MARGIN PERFORMANCE Steady progress (+140bp improvement) over 9 months Q307 impacted by: Lower-than-expected license revenue Lost deferred revenue of acquisitions Lower margin from acquired companies Continued focus on operating margin improvement objectives Q1 Q2 Q3 9 months FY06 0.14 0.13 0.17 0.1497 FY07 0.16 0.175 0.146 0.1635 Q1 Q2 Q3 9 months FY06 0.064 0.046 0.095 0.069 FY07 0.017 0.091 0.028 0.046

STRONG BALANCE SHEET AND CASH FLOW Total Cash & Investments up $418M from December 31, 2006 Total Deferred Revenues up $46M from December 31, 2006 Improvement in DSO to 82 days in Q307 from 88 days in Q207 Cash flow from operations remains strong Total Cash & Investments (Excluding Restricted) $931M Total Deferred Revenues $339M Total Assets $3,425M Convertible Debt $640M Total Shareholders' Equity $1,880M DSO 82 Days Cash Flow from Operations (9 Months) $213M As of September 30, 2007

BUSINESS OBJECTS/SAP TRANSACTION October 7: joint announcement on the agreement October 10: SAP filed documents with the French Ministry of Economy October 18: fairness opinion report from independent expert October 22: several filings took place SAP filed with the AMF a draft prospectus on the transaction; Business Objects filed with the AMF a draft prospectus in response to SAP's, where the Board of Directors recommends investors to tender their securities to the proposed offer; October 22 and 23: SAP and Business Objects filed appropriate documents with the antitrust division of the EC and the US FTC Closing of the offer expected during Q1 2008

STRATEGIC OUTLOOK John Schwarz Chief Executive Officer

What's new? EPM XI Suite BusinessObjects Text Analysis BusinessObjects Intelligent Search Crystal Reports 2008 BusinessObjects Polestar BusinessObjects Edge Series (Standard, Professional and Premium Editions) BI OnDemand Information OnDemand CONSTANT INNOVATION Leader in End-to-End BI

Over 3,000 strategic partners and resellers EXPANDING STRATEGIC ALLIANCES What's new? Strategic alliance with Adobe Systems to jointly develop new technologies OEM agreement with Intuit Expanded alliance with IBM to develop and distribute pre-integrated data warehousing and BI solutions

SAP & Business Objects: A Win-Win Solution Continued commitment to the most open, broad, and integrated platform in the industry Business user is a high-growth opportunity Independent unit within SAP Abundant product and go-to-market synergies

CONFIDENCE IN BUSINESS PERFORMANCE Strong demand Mid-market growing fast Diversified channel: Direct Indirect Software-as-a-service Product innovation and alliances Business Objects innovation + SAP presence = momentum Continued commitment to margin improvement objectives

INVESTOR RELATIONS CONTACTS John Ederer Edouard Lassalle Nina Camera Vice President, Investor Relations Director of Investor Relations, Europe U.S. Investor Relations +1 408 953 6064 +33 1 41 25 24 33 +1 408 953 6138 john.ederer@businessobjects.com edouard.lassalle@businessobjects.com nina.camera@businessobjects.com